Annual Report

High
Yield
Fund

May 31, 2002


T. Rowe Price



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2
  Fund Returns                                                      2
  Strategy                                                          3
  Outlook                                                           4

Portfolio Highlights                                                6

Performance Comparison                                              8

Financial Highlights                                                9

Statement of Net Assets                                            11

Statement of Operations                                            27

Statement of Changes in Net Assets                                 28

Notes to Financial Statements                                      30

Report of Independent Accountants                                  36

Tax Information                                                    37

Fund Directors and Officers                                        38


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Highlights
--------------------------------------------------------------------------------


o High-yield bond returns were modest but positive over the past six months as the stronger economy outweighed a crisis of confidence among investors.

o The fund's 6- and 12-month returns outstripped those of the average high-yield fund but lagged a benchmark index.

o Diversification and research, focus on Old Economy companies, and minimal exposure to the troubled telecom industry continued to aid results.

o We added some slightly lower-quality credits that could appreciate if the recovery continues.

o The economy holds the ultimate key to high-yield bond performance, but investors' negative psychology introduces uncertainties.



Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------

High Yield shares                                     3.02%                3.48%

High Yield - Advisor Class shares                     2.91                 3.14

CS First Boston Global
High Yield Index                                      3.84                 3.65

Lipper High Yield
Funds Average                                         1.02                -0.97




Price and Yield
--------------------------------------------------------------------------------

                                                                    High Yield-
                                                High Yield        Advisor Class
Periods Ended 5/31/02                               shares               shares
--------------------------------------------------------------------------------
Price Per Share                            $          6.62      $          6.61

Dividends Per Share

  For 6 months                                        0.31                 0.30

  For 12 months                                       0.63                 0.63

30-Day Dividend Yield *                               8.99%                8.86%

30-Day Standardized
Yield to Maturity                                     9.04                 8.90

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Manager's Report
--------------------------------------------------------------------------------

Emerging from the difficult post-September 11 environment, the high-yield bond market provided positive returns for the last six months amid favorable and unfavorable crosscurrents. A generally steady stream of encouraging reports about the economy buoyed high-yield bonds because stronger growth typically enhances the creditworthiness of their issuers. In recent weeks, however, this forward momentum was undermined by an apparent crisis of confidence among investors.


FUND RETURNS ARE SOLID

Your fund's return for the past six months was superior to that of the average high-yield mutual fund tracked by Lipper Inc. An $0.11 decline in share price was more than offset by the fund's income of $0.31 for the period. The return for the past six months largely determined performance for the fund's entire fiscal year since the preceding six months had been essentially flat. Twelve-month returns also outstripped the average high-yield fund return, which was negative. Advisor Class share results were similar but reflected their different fee structure. For both periods, the fund lagged the CS First Boston Global High Yield Index. One of several differences between your fund and this index is that the index encompasses emerging market bonds, which have been strong performers in recent months.

The fund continued to benefit from the strategy we adopted over a year ago to underweight the telecommunications industry, formerly the largest issuer of high-yield bonds, and overweight smaller Old Economy companies. Over the course of the year, we steadily eliminated telecom holdings, starting with wireline companies, the first area to sink, and then wireless companies, which stayed afloat for a while but are now drowning in a sea of overcapacity and poor earnings. Exposure to the wireless sector was 5% of net assets at period-end but has since been pared further.

We also sharply reduced holdings of cable companies, formerly a significant allocation for your fund. These companies have been weakened by the telecom implosion and by the recent collapse of bellwether cable provider Adelphia. In addition, European cable operator NTL Communications declared bankruptcy. We sold our Adelphia bonds soon after the off-balance sheet debt was revealed last winter, realizing about 90 cents on the dollar. (The bonds have since dropped to around 45 cents.) We also sold our modest position in NTL bonds before their default but at a loss. The average high-yield fund has about 10% of its assets in cable, compared with our 4%, which helped the fund outperform its peer average.



Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     11/30/01              5/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                       7.7                  7.3

Weighted Average Effective
Duration (years)                                       4.1                  4.2

Weighted Average Quality *                              B+                   B+

* Based on T. Rowe Price research.


On the brighter side, our Old Economy theme remained beneficial as the economy gradually strengthened. Broadcasting, energy, and gaming are now our largest sectors, as shown in the table following this report. These industries have real assets that can be valued with reasonable accuracy, such as casinos, oil and gas reserves, and radio and TV stations.


STRATEGY CENTERS ON DIVERSIFICATION, RESEARCH

For well over a year now we have been focusing on companies with relatively small market capitalizations and clearly defined products and services-the kind called Old Economy during the heady days of New Economy dominance. Examples of such companies that have worked well for us so far include gaming company Venetian Casinos, theme park operator Six Flags, propane distributor Amerigas, Granite Broadcasting, and textile producer Dan River. For most of the past 12 months, we concentrated on the upper credit-quality tier of the junk bond market (BB, BB/B), but as the economy showed signs of improvement this year, we made some incremental purchases a bit lower on the quality scale. In addition to providing higher income, such investments typically show greater capital appreciation during a recovery. The portfolio's average credit quality remains B+, but we increased our single B rated holdings from 57% of net assets six months ago to 63%.

Our strategy was essentially unchanged. We continued to rely on the intensive and thorough work of our research and trading associates to find bonds at reasonable prices and attractive yields. Their efforts were aided by a decent supply of new bonds augmented by "fallen angels"-former investment-grade companies like Qwest and Tyco International. We expect the fallen-angel theme to be significant in coming years. In an economy that seems to be growing by fits and starts, and with consumer confidence wavering, we are keeping a sharp eye on risk management. The cornerstones are research, ongoing monitoring, and diversification across many industries and issuers, as illustrated by the tables following this report.


Quality Diversification
--------------------------------------------------------------------------------

AAA, AA, A, BBB            9%
BB                        16%
B                         63%
CCC and below              7%
Nonrated (Convertibles
and Equities)              5%

Based on T. Rowe Price research.


OUTLOOK

We are not quite as sanguine as in our last report to you. While the economy improved as we anticipated, and high-yield bonds continued to perform comparatively well, the stock market's gloomy psychology and the economy's somewhat erratic course have introduced more uncertainty. International unrest and violence add a somber backdrop.

Underlying trends continue to favor high-yield bonds as an asset class: their demand and supply fundamentals are favorable; they remain undervalued relative to their historical valuations; and, more important, the economy is still a positive. In addition, the stocks and bonds of the type of small- and mid-cap companies we favor have generally continued to perform well.

Offsetting this is the poor showing this year of widely owned blue chip stocks and bonds, plus investors' growing distrust of "corporate America." Managements in general have lost credibility amid apparent accounting irregularities, less-than-candid information, and what looks like self-dealing at some high-profile companies. Cynicism has spread to Wall Street, where the investment banking/stock analyst relationship has come under fire. The psychology of the Street and the financial markets is particularly important to the high-yield market because these highly leveraged and sometimes struggling companies often depend on liquid and robust capital markets.

High-yield bonds should hold their own or better as long as the economy keeps chugging down the track and doesn't stall. In the current low interest rate environment, they provide high current income, a reflection of their higher risk. A gradually improving economy, which we anticipate, increases their potential for appreciation in coming months. Because high-yield bonds are often more sensitive to the economy than to interest rate changes, they can provide diversification for an all-investment-grade bond portfolio.

Respectfully submitted,

Mark J. Vaselkiv
Chairman of the fund's Investment Advisory Committee

June 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                              5/31/02
--------------------------------------------------------------------------------
Venetian Casino*                                                  2.0%
CSC Holdings                                                      1.5
Quebecor                                                          1.3
Argosy Gaming                                                     1.2
Charter Communications                                            1.1
--------------------------------------------------------------------------------
Nextel Communications                                             1.1
EchoStar Communications                                           1.0
Universal Compression                                             1.0
Insight Communications                                            1.0
Lennar                                                            0.9
--------------------------------------------------------------------------------
Hercules                                                          0.9
Six Flags                                                         0.9
Amerigas Partners                                                 0.9
JohnsonDiversey                                                   0.9
Hollywood Casino                                                  0.8
--------------------------------------------------------------------------------
Ainsworth Lumber                                                  0.8
Huntsman ICI                                                      0.8
Advance Holding                                                   0.8
Longview Fibre                                                    0.8
Fairchild Semiconductor                                           0.8
--------------------------------------------------------------------------------
Sinclair Broadcasting                                             0.8
Trimas Corp.                                                      0.8
Ameristar Casino                                                  0.8
Travelcenters of America                                          0.8
Petro Stopping                                                    0.8
--------------------------------------------------------------------------------
Total                                                            24.5%


* Includes two bond issues that have been called, without which this position is 1% of net assets.

     Note: Table excludes investments in T. Rowe Price Reserve Investment Fund.




T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------


SECTOR Diversification

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                  11/30/01              5/31/02
--------------------------------------------------------------------------------
Gaming                                                   6%                   9%

Broadcasting                                             5                    7

Energy                                                   6                    6

Specialty Chemicals                                      4                    5
Health Care                                              6                    4
Consumer Products                                        3                    4
Paper and Paper Products                                 3                    4
Cable Operators                                          9                    4
Manufacturing                                            3                    4
Metals and Mining                                        3                    4
Wireless Communications                                  9                    4
Electronic Components                                    2                    3
Building Products                                        2                    3
Building and Real Estate                                 2                    3
Lodging                                                  2                    3
Service                                                  3                    3
Automobiles and Related                                  2                    3
Transportation                                           2                    3
Electric Utilities                                       4                    2
Food and Tobacco                                         2                    2
Container                                                2                    2
Financial                                                2                    2
Entertainment and Leisure                                1                    2
Printing and Publishing                                  1                    2
All Other                                                8                    5
Money Market Funds*                                      6                    5
Other Assets Less Liabilities                            2                    2
--------------------------------------------------------------------------------
Total                                                  100%                 100%

* See note at end of financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------



Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


HIGH YIELD SHARES

                  CS First                  Lipper
                  Boston Global             High Yield                 High
                  High Yield                Funds                      Yield
                  Index                     Average                    Shares

5/31/92           10,000                    10,000                     10,000
5/31/93           11,602                    11,598                     11,799
5/31/94           12,407                    12,354                     12,075
5/31/95           13,774                    13,421                     12,931
5/31/96           15,213                    14,946                     14,102
5/31/97           17,249                    16,890                     16,005
5/31/98           19,363                    19,189                     18,327
5/31/99           19,228                    19,044                     18,828
5/31/00           18,742                    18,563                     18,709
5/31/01           19,403                    18,019                     19,450
5/31/02           20,112                    17,421                     20,127

Note: Performance for Advisor Class shares will vary due to the differing fee structure. See returns table below.



Average Annual Compound Total Return
--------------------------------------------------------------------------------


This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



Periods Ended                                            Since       Inception
5/31/02                1 Year     5 Years    10 Years    Inception   Date
--------------------------------------------------------------------------------

High Yield shares      3.48%      4.69%      7.25%         --             --
--------------------------------------------------------------------------------
High Yield-Advisor
Class shares           3.14         --         --        2.79%       3/31/00


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------


High Yield shares

                 Year
                 Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98

NET ASSET VALUE

Beginning of
period         $    7.04   $    7.50   $    8.32   $    8.85   $    8.43


Investment activities

  Net investment
  income (loss)     0.63        0.74        0.76        0.75        0.77

  Net realized
  and unrealized
  gain (loss)      (0.41)      (0.46)      (0.81)      (0.53)       0.41

  Total from
  investment
  activities        0.22        0.28       (0.05)       0.22        1.18


Distributions
  Net investment
  income           (0.64)      (0.74)      (0.77)      (0.75)      (0.76)


NET ASSET VALUE

End of
period         $    6.62   $    7.04   $    7.50   $    8.32   $    8.85
               -----------------------------------------------------------------


Ratios/Supplemental Data

Total return
(diamond)           3.48%       3.96%      (0.63)%      2.73%      14.51%

Ratio of total
expenses to
average
net assets          0.83%       0.82%       0.83%       0.82%       0.81%

Ratio of net
investment
income (loss)
to average
net assets          9.56%      10.16%       9.60%       8.93%       8.78%

Portfolio
turnover
rate                71.3%       80.1%       75.9%       95.6%      129.6%

Net assets,
end of period
(in millions)  $   1,811   $   1,538   $   1,524   $   1,776   $   1,725


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.


The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------


High Yield-Advisor Class shares

                                         Year         3/31/00
                                        Ended         Through
                                      5/31/02         5/31/01          5/31/00

NET ASSET VALUE

Beginning of
period                             $      7.04    $      7.50      $      7.70


Investment activities

  Net investment
  income (loss)                           0.63           0.73             0.12

  Net realized
  and unrealized
  gain (loss)                            (0.43)         (0.46)           (0.19)

  Total from
  investment
  activities                              0.20           0.27            (0.07)


Distributions

  Net investment
  income                                 (0.63)         (0.73)           (0.13)


NET ASSET VALUE

End of
period                             $      6.61    $      7.04      $      7.50


Ratios/Supplemental Data

Total return
(diamond)                                 3.14%          3.86%           (0.90)%

Ratio of total
expenses to
average net
assets                                    0.99%          0.93%            0.68%!

Ratio of net
investment
income (loss)
to average
net assets                                9.46%          9.78%           10.01%!


Portfolio
turnover
rate                                      71.3%          80.1%            75.9%!

Net assets,
end of period
(in thousands)                     $   233,802    $     3,061      $        10


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

        ! Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
                                                                    May 31, 2002


Statement of Net Assets                         Par/Shares                Value
--------------------------------------------------------------------------------
                                                            In thousands


CORPORATE BONDS AND NOTES  88.1%

Aerospace & Defense  1.0%

Anteon, Sr. Sub. Notes,
  12.00%, 5/15/09                          $         3,412      $         3,787

Communications & Power,
  Sr. Sub. Notes, 12.00%, 8/1/05                     4,000                2,900

Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07               6,750                6,986

IT Group, Sr. Sub. Notes, 2.50%, 6/11/07             4,331                  693

L-3 Communications, Sr. Sub Notes,
  10.375%, 5/1/07                                    4,930                5,189
                                                                         19,555


Automobiles and Related  2.3%

Advance Holding, Sr. Disc. Notes,
  STEP, 0%, 4/15/09                                  6,100                5,917

Advance Stores, Sr. Sub. Notes,
  10.25%, 4/15/08                                    9,815               10,428

Arvin Industries, Sr. Notes,
  7.125%, 3/15/09                                    2,400                2,349

Arvinmeritor, Sr. Notes, 8.75%, 3/1/12               1,925                2,074

CSK Auto, Sr. Notes, 144A, 12.00%, 6/15/06           6,300                6,741

Dana
  Sr. Notes
    6.50%, 3/1/09                                    4,000                3,540
    9.00%, 8/15/11                                     475                  480

Delco Remy International,
  Sr. Notes, 8.625%, 12/15/07                        4,925                4,876

MSX International, Sr. Sub. Notes,
  11.375%, 1/15/08                                  12,450                8,715

Stoneridge, Sr. Notes, 144A,
  11.50%, 5/1/12                                     1,850                1,961
                                                                         47,081


Beverages  0.7%

Cott Beverages, Sr. Sub. Notes,
  144A, 8.00%, 12/15/11                             13,450               13,685
                                                                         13,685


Broadcasting  4.7%

Acme Television, Series B, Sr. Disc. Notes,
  STEP, 10.875%, 9/30/04                             4,800                4,896

Chancellor Media, Series B
  Sr. Sub. Notes
    8.125%, 12/15/07                                 2,675                2,755
    8.75%, 6/15/07                                   3,300                3,416

Cumulus Media, Sr. Sub. Notes,
  10.375%, 7/1/08                                      165                  178

Gray Communications Systems, Sr. Sub. Notes
  144A, 9.25%, 12/15/11                              1,600                1,668

Lamar Media, Sr. Sub. Notes,
  8.625%, 9/15/07                                    1,350                1,404

LIN Holdings, Sr. Disc. Notes
  STEP, 0%, 3/1/08                                  11,575               10,973

Paxson Communications
  Sr. Sub. Notes
  STEP, 0%, 1/15/09                        $        12,150      $         8,961
    10.75%, 7/15/08                                  5,900                6,431

Quebecor Media
  Sr. Disc. Notes, 13.75%, 7/15/11                   5,000                3,100
  Sr. Notes, 11.125%, 7/15/11                        9,455                9,691

Radio One, Sr. Sub. Notes,
  8.875%, 7/1/11                                     8,600                8,987

Radio Unica, Sr. Disc. Notes,
  STEP, 0%, 8/1/06                                  11,075                6,202

Salem Communications, Series B,
  Sr. Sub. Notes, 9.00%, 7/1/11                      7,025                7,306

Sinclair Broadcast, Sr. Sub. Notes,
  144A, 8.75%, 12/15/11                              3,725                3,837

Spanish Broadcasting Systems,
  Sr. Sub. Notes 9.625%, 11/1/09                     9,875               10,393

XM Satellite Radio, Sr. Notes,
  14.00%, 3/15/10                                    4,825                3,233

Young Broadcasting
  Sr. Notes, 144A, 8.50%, 12/15/08                     425                  425
  Series B, Sr. Sub. Notes, 9.00%, 1/15/06           2,595                2,608
                                                                         96,464


Building Products  3.0%

American Builders & Contractors Supply, Series B,
  Sr. Sub. Notes 10.625%, 5/15/07                   10,600               11,130

American Standard, Sr. Notes,
  7.625%, 2/15/10                                    2,700                2,754

Associated Materials, Sr. Sub. Notes,
  144A, 9.75%, 4/15/12                               9,275                9,646

Collins & Aikman Floorcovering, Sr. Sub. Notes
  144A, 9.75%, 2/15/10                               1,180                1,239

Foamex L.P., Sr. Notes,
  144A, 10.75%, 4/1/09                               3,000                3,150

Interface
  Sr. Notes, 144A, 10.375%, 2/1/10                  11,410               12,237
  Sr. Sub. Notes, 7.30%, 4/1/08                      1,000                  935

ISG Resources, Sr. Sub. Notes,
  10.00%, 4/15/08                                   14,500               13,557

Nortek, Series B, Sr. Sub. Notes,
  9.875%, 6/15/11                                    7,000                7,123
                                                                         61,771


Building and Real Estate  2.7%

D.R. Horton, Sr. Notes, 144A,
  8.50%, 4/15/12                                     5,000                5,012

Lennar, Series B, Sr. Notes,
  9.95%, 5/1/10                                     16,725               18,816

LNR Property, Sr. Sub. Notes,
  10.50%, 1/15/09                                    8,750                9,275

Ryland, Sr. Sub. Notes,
  9.125%, 6/15/11                                    7,000                7,455

WCI Communities
  Sr. Sub. Notes
  144A, 9.125%, 5/1/12                     $         2,425      $         2,486
    10.625%, 2/15/11                                 5,800                6,235

Williams Scotsman, Sr. Notes,
  9.875%, 6/1/07                                     4,925                4,974
                                                                         54,253


Cable Operators  2.5%

Charter Communications
  Sr. Notes
    10.00%, 4/1/09 - 5/15/11                        11,250                9,921
    10.75%, 10/1/09                                  4,050                3,726
    11.125%, 1/15/11                                 5,600                5,236
  144A, 9.625%, 11/15/09                             5,000                4,438

Coaxial, Sr. Disc. Notes, STEP,
  0%, 8/15/08                                       17,950               14,540

Insight Communications, Sr. Disc. Notes
  STEP, 0%, 2/15/11                                 10,150                5,430

Mediacom, Sr. Notes, 7.875%, 2/15/11                   875                  774

Mediacom Broadband, Sr. Notes,
  11.00%, 7/15/13                                    7,150                7,365
                                                                         51,430


Consumer Products  4.2%

American Achievement, Series B, Sr. Notes,
  11.625%, 1/1/07                                    7,075                7,429

Armkel Finance, Sr. Sub. Notes,
  9.50%, 8/15/09                                    10,350               10,971

Bally Total Fitness, Series D, Sr. Sub. Notes,
  9.875%, 10/15/07                                   8,325                8,575

Hasbro
  Sr. Notes
    6.60%, 7/15/28                                   1,500                1,140
    8.50%, 3/15/06                                   1,225                1,277

Hedstrom Holdings, Sr. Disc. Notes, STEP,
  0%, 6/1/09 *                                       2,100                    0

Hockey Company, Sr. Notes, 144A,
  11.25%, 4/15/09                                    3,575                3,647

JohnsonDiversey
Sr. Sub. Notes, 144A
    9.625%, 5/15/12                                 15,540               16,395
    9.625%, 5/15/12 (EUR)                            1,500                1,481

Jostens, Sr. Sub. Notes, 0%, 5/1/10                  7,500                8,456

Pennzoil Quaker State,
  Sr. Notes, 10.00%, 11/1/08                         6,785                7,938

Playtex Products, Sr. Sub. Notes,
  9.375%, 6/1/11                                     8,135                8,704

Sealy Mattress, Series B
  Sr. Disc. Notes, STEP, 0%, 12/15/07                3,625                3,643
  Sr. Sub. Notes, 9.875%, 12/15/07                   1,350                1,397

Simmons, Series B, Sr. Sub. Notes,
  10.25%, 3/15/09                          $         3,775      $         4,002
                                                                         85,055


Container  2.3%

AEP Industries, Sr. Sub. Notes,
  9.875%, 11/15/07                                   7,825                7,864

Applied Extrusion Technologies,
  Sr. Notes, 10.75%, 7/1/11                          6,000                5,760

BWAY, Series B, Sr. Sub. Notes,
  10.25%, 4/15/07                                    7,500                7,744

Owens Brockway Glass, Sr. Notes,
  144A, 8.875%, 2/15/09                              7,150                7,436

Plastipak Holdings, Sr. Notes,
  10.75%, 9/1/11                                     3,175                3,477

Silgan
  Sr. Sub. Notes
    9.00%, 6/1/09                                    8,500                8,882
  144A, 9.00%, 6/1/09                                5,200                5,434
         46,597


Electric Utilities  1.8%

Calpine, Sr. Notes, 8.50%, 2/15/11                   9,700                7,978

Calpine Canada Energy Finance,
  Sr. Notes, 8.50%, 5/1/08                           2,900                2,400

CMS Energy, Sr. Notes, 9.875%, 10/15/07             14,750               14,750

Orion Power, Sr. Notes, 12.00%, 5/1/10               4,654                4,189

PSEG Energy, Sr. Notes, 8.50%, 6/15/11               5,000                4,848

TNP Enterprises, Sr. Sub. Notes,
  10.25%, 4/1/10                                     1,775                1,850
                                                                         36,015


Electronic Components  3.4%

Amkor Technology, Sr. Notes, 9.25%, 5/1/06           5,325                5,325

Analog Devices, Sr. Conv. Notes,
  4.75%, 10/1/05                                     2,000                1,918

ASAT Finance, Sr. Notes,
  12.50%, 11/1/06                                    6,646                5,583

Avaya, Sr. Notes, 11.125%, 4/1/09                    6,975                6,905

Fairchild Semiconductor
  Sr. Sub. Notes
    10.375%, 10/1/07                                 9,550               10,219
    10.50%, 2/1/09                                   5,210                5,744

Flextronics
  Sr. Sub. Notes
    9.75%, 7/1/10 (EUR)                              4,500                4,413
    9.875%, 7/1/10                                   3,200                3,472

LSI Logic, Sr. Conv. Notes,
  4.00%, 2/15/05                                     3,000                2,589

On Semiconductor, 1st Mtg.,
  144A, 12.00%, 5/15/08                              2,900                2,784

Seagate Tech, Sr. Notes,
  144A, 8.00%, 5/15/09                               5,200                5,278

Solectron
  LYONs, 11/20/20                          $        10,100      $         4,842
  Sr. Notes, 9.625%, 2/15/09                        10,050               10,126
                                                                         69,198


Energy  5.5%

Amerigas Partners, Sr. Notes,
  8.875%, 5/20/11                                   17,770               18,570

Cross Timbers Oil, Series B,
  Sr. Sub. Notes, 9.25%, 4/1/07                      1,750                1,838

Dresser, Sr. Sub. Notes, 9.375%, 4/15/11             5,105                5,309

Forest Oil, Sr. Sub. Notes, 10.50%, 1/15/06          4,800                5,088

Geophysique, Sr. Notes, 10.625%, 11/15/07            4,950                5,123

Hanover Equipment Trust,
  Sr. Notes, 144A, 8.50%, 9/1/08                     2,750                2,722

Luscar Coal, Sr. Notes, 9.75%, 10/15/11              3,025                3,280

Magnum Hunter Resources, Sr. Notes
  144A, 9.60%, 3/15/12                               4,125                4,342

Mission Resources, Series C,
  Sr. Sub. Notes, 10.875%, 4/1/07                    4,660                4,217

PDVSA Finance, Sr. Notes, 6.80%, 11/15/08            8,700                7,595

Petroleum Helicopters, Sr. Notes,
  144A, 9.375%, 5/1/09                               5,800                5,988

Plains Resources
  Series B, Sr. Sub. Notes
    10.25%, 3/15/06                                  7,405                7,672
  Series F, Sr. Sub. Notes
    10.25%, 3/15/06                                  2,200                2,279

Stone Energy, Sr. Sub. Notes,
  8.25%, 12/15/11                                    1,125                1,142

Swift Energy
  Sr. Sub. Notes
    9.375%, 5/1/12                                   1,000                  990
    10.25%, 8/1/09                                  13,700               14,111

Universal Compression, Sr. Disc. Notes
  STEP, 0%, 2/15/08                                 20,865               20,552

YPF Sociedad Anonima, 10.00%, 11/2/28                4,860                2,673
                                                                        113,491


Entertainment and Leisure  1.7%

AMC Entertainment
  Sr. Sub. Notes
    9.50%, 3/15/09                                   1,000                1,013
    144A, 9.875%, 2/1/12                            11,925               12,163

Cinemark USA, Series B,
  Sr. Sub. Notes, 8.50%, 8/1/08                      3,125                2,984

Premier Parks
  Sr. Disc. Notes, STEP, 0%, 4/1/08                  3,750                3,628
  Sr. Notes, 9.75%, 6/15/07                            490                  510

Six Flags
  Sr. Notes
    9.50%, 2/1/09                          $        12,750      $        13,196
  144A, 8.875%, 2/1/10                               1,400                1,414
         34,908


Financial  1.8%

BankUnited Capital Trust, Jr. Sub. Notes
  10.25%, 12/31/26                                   4,150                3,984

Dime Capital Trust I, Series A,
  Jr. Sub. Notes, 9.33%, 5/6/27                      5,865                6,304

FBOP Capital Trust II, Sr. Notes
  144A, 10.00%, 1/15/09                              7,950                8,029

Western Financial Bank, Sr. Sub. Notes
  9.625%, 5/15/12                                    2,925                2,954

Willis Corroon, Sr. Sub. Notes,
  9.00%, 2/1/09                                     14,750               15,414
                                                                         36,685


Food/Tobacco  2.3%

B&G Foods
 Sr. Sub. Notes
    9.625%, 8/1/07                                   9,025                9,284
  144A, 9.625%, 8/1/07                               1,700                1,749

Dimon, Sr. Notes, 9.625%, 10/15/11                  10,825               11,474

Luigino's, Sr. Sub. Notes,
  10.00%, 2/1/06                                    10,131               10,486

Packaged Ice, Series B,
  Sr. Sub. Notes, 9.75%, 2/1/05                      8,084                6,791

Smithfield Foods, Sr. Notes,
  7.625%, 2/15/08                                    7,000                6,930
                                                                         46,714


Gaming  9.1%

Ameristar Casinos, Sr. Notes,
  10.75%, 2/15/09                                   14,430               15,873

Argosy Gaming, Sr. Sub. Notes,
  10.75%, 6/1/09                                    21,880               24,068

Coast Hotels & Casinos, Sr. Sub. Notes
  144A, 9.50%, 4/1/09                                2,550                2,716

Harrah's Operating, Sr. Sub Notes,
  7.875%, 12/15/05                                   4,850                5,008

Herbst Gaming, Sr. Notes,
  10.75%, 9/1/08                                     6,520                6,944

Hollywood Casino, 1st Mtg., 11.25%, 5/1/07           8,755                9,674

Hollywood Casino Shreveport,
  1st Mtg., 13.00%, 8/1/06                           6,750                7,425

Hollywood Park, Series B,
  Sr. Sub. Notes, 9.25%, 2/15/07                    12,625               12,151

Horseshoe Gaming
  Sr. Sub. Notes
    8.625%, 5/15/09                                  3,550                3,692
    9.375%, 6/15/07                                  2,875                3,012

International Game Technology, Sr. Notes
  8.375%, 5/15/09                          $        10,335      $        10,903

Isle of Capri Casinos, Sr. Sub. Notes,
  8.75%, 4/15/09                                     8,000                8,240

Mandalay Resort, Sr. Sub. Notes,
  9.375%, 2/15/10                                    8,000                8,560

Mikohn Gaming, Sr. Notes,
  11.875%, 8/15/08                                   8,300                8,051

Penn National Gaming, Series B,
  Sr. Sub. Notes, 11.125%, 3/1/08                   13,300               14,364

Station Casinos, Sr. Sub. Notes,
  9.875%, 7/1/10                                     4,625                4,983

Venetian Casino

  Sr. Sub. Notes, STEP, 14.25%, 11/15/05            17,100               18,340

  1st Mtg., 12.25%, 11/15/04                           850                  903

  2nd Mtg., 144A, 11.00%, 6/15/10                   20,750               21,580
                                                                        186,487


Healthcare 4.2%

Alliance Imaging, Sr. Sub. Notes,
  10.375%, 4/15/11                                   9,480               10,191

Bio-Rad Labs, Sr. Sub. Notes,
  11.625%, 2/15/07                                   7,800                8,716

Fisher Scientific, Sr. Sub. Notes,
  144A, 8.125%, 5/1/12                                 625                  625

Fresenius Medical Capital Trust II,
  7.875%, 2/1/08                                     7,650                7,612

HCA Healthcare, Sr. Notes,
  8.75%, 9/1/10                                      7,250                8,131

Insight Health Services, Series B,
  Sr. Sub. Notes, 9.875%, 11/1/11                    2,175                2,240

Kinetic Concepts, Series B, Sr. Sub. Notes,
  9.625%, 11/1/07                                    6,625                6,774

Mariner Post Acute Network
  Sr. Sub. Notes
  STEP, 0%, 11/1/07                                  8,100                   41
    9.50%, 11/1/07                                   3,000                   30

NCS Healthcare, STEP, 5.75%, 8/15/04                 4,000                1,080

Omnicare, Series B, Sr. Notes,
  8.125%, 3/15/11                                    4,100                4,325

Owens & Minor, Sr. Sub. Notes,
  8.50%, 7/15/11                                     4,500                4,702

Sepracor, Sr. Conv. Notes, 7.00%, 12/15/05           8,000                5,727

Sybron Dental Specialties, Sr. Sub. Notes
  144A, 8.125%, 6/15/12                              2,675                2,702

Total Renal Care, Sr. Conv. Notes,
  7.00%, 5/15/09                                     4,219                4,166

Triad Hospitals, Series B,
  Sr. Sub. Notes, 11.00%, 5/15/09                   11,392               12,702

Vicar Operating, Sr. Sub. Notes,
  144A, 9.875%, 12/1/09                              5,405                5,716
                                                                         85,480


Internet Service Providers  0.1%

Exodus Communications, Sr. Conv. Notes,
  5.25%, 2/15/08                                     8,500                   69

Globix, Sr. Notes, 12.50%, 2/1/10                    8,950                1,622
                                                                          1,691


Lodging  2.8%

Courtyard by Marriott II, Series B,
  Sr. Notes, 10.75%, 2/1/08                $        14,700      $        15,086

HMH Properties, Series B,
  Sr. Notes, 7.875%, 8/1/08                          2,675                2,608

Host Marriott LP, Sr. Notes,
  144A, 9.50%, 1/15/07                               5,000                5,188

John Q. Hammons Hotels, 1st Mtg.,
  144A, 8.875%, 5/15/12                              9,450                9,544

La Quinta Inns, Sr. Notes,
  7.40%, 9/15/05                                     7,635                7,520

Meditrust
  MTN, 7.51%, 9/26/03                                3,100                3,115
  Sr. Notes, 144A, 7.114%, 8/15/04                   4,450                4,339

Prime Hospitality, Sr. Sub. Notes,
  9.25%, 1/15/06                                       500                  510

Starwood Hotels & Resorts,
  Sr. Notes, 7.375%, 5/1/07                         10,000               10,170
                                                                         58,080


Long Distance  0.0%

Esprit Telecom, Sr. Notes,
  10.875%, 6/15/08 *                                 2,000                    0
                                                                              0


Manufacturing  4.0%

Actuant Corporation, Sr. Sub. Notes,
  13.00%, 5/1/09                                     9,766               11,133

Alfa Laval, 12.125%, 11/15/10 (EUR)                  2,400                2,600

HCC Industries, Sr. Sub. Notes,
  10.75%, 5/15/07                                    9,025                4,964

International Wire Group, Series B, Sr. Notes
  11.75%, 6/1/05                                    15,007               13,506

IPC Acquisition, Sr. Sub. Notes,
  144A, 11.50%, 12/15/09                             9,100                9,032

Motors & Gears, Sr. Notes,
  10.75%, 11/15/06                                   8,105                7,700

NMHG Holding, Sr. Notes,
  144A, 10.00%, 5/15/09                              4,825                4,946

Numatics, Series B, Sr. Sub. Notes,
  9.625%, 4/1/08                                     5,470                3,282

Terex, Sr. Sub. Notes,
  10.375%, 4/1/11                                    7,180                7,862

Trimas, Sr. Sub. Notes,
  144A, 9.875%, 6/15/12                             15,550               15,900
                                                                         80,925


Metals and Mining  3.8%

AK Steel, Sr. Notes, 9.125%, 12/15/06                8,625                8,970

Bethlehem Steel, Sr. Notes, 10.375%, 9/1/03          6,900                  759

Better Minerals & Aggregates, Sr. Sub. Notes
  13.00%, 9/15/09                                   11,850               12,265

Co-Steel, Conv. Deb., 6.50%, 4/30/07 (CAD)           3,850                1,884

Earle M. Jorgensen, Sr. Notes,
  144A, 9.75%, 6/1/12                                3,675                3,748

International Utility Structures,
  Sr. Sub. Notes 13.00%, 2/1/08                      5,000                1,000

Joy Global, Sr. Sub. Notes,
  144A, 8.75%, 3/15/12                               5,990                6,080

Lukens, Sr. Notes, 7.625%, 8/1/04          $           500      $            43

P&L Coal
  Sr. Notes, 8.875%, 5/15/08                         3,000                3,180
  Sr. Sub. Notes, 9.625%, 5/15/08                    6,425                6,810

Russel Metals, Sr. Notes, 10.00%, 6/1/09             6,000                6,240

Schuff Steel, Sr. Notes, 10.50%, 6/1/08              4,300                4,085

Steel Dynamics, Sr. Notes,
  144A, 9.50%, 3/1                                   2,050                2,158

UCAR Finance, Sr. Notes,
  144A, 10.25%, 2/15/12                              8,875                9,319

US Steel, Sr. Notes, 144A,
  10.75%, 8/1/08                                     8,800                9,372

Weirton Steel
  Sr. Notes
    10.75%, 6/1/05                                   4,850                1,552
    11.375%, 7/1/04                                  1,900                  608
                                                                         78,073


Paper and Paper Products  4.1%

Ainsworth Lumber
  Sr. Notes
    12.50%, 7/15/07                                  4,350                4,731
    13.875%, 7/15/07                                10,535               11,878

Four M, Series B, Sr. Notes, 12.00%, 6/1/06          9,100                9,419

Longview Fibre, Sr. Sub. Notes,
  144A, 10.00%, 1/15/09                             15,495               16,231

Norampac, Sr. Notes, 9.50%, 2/1/08                   2,075                2,210

Packaging Corp. of America,
  Sr. Sub. Notes, 9.625%, 4/1/09                     4,045                4,379

Paperboard, Sr. Notes, 8.375%, 9/15/07               7,625                7,396

Potlatch, Sr. Sub. Notes, 10.00%, 7/15/11            8,380                9,176

Riverwood International, Sr. Notes,
  10.625%, 8/1/07                                    6,935                7,316

Stone Container, Sr. Notes, 9.75%, 2/1/11            2,975                3,168

Stone Container Canada, Sr. Notes,
  144A, 11.50%, 8/15/06                              6,745                7,318

U.S. Timberland Klamath Falls, Sr. Notes
  9.625%, 11/15/07                                   2,160                1,480
                                                                         84,702


Printing and Publishing  2.2%

Canwest Media, Sr. Sub. Notes,
  10.625%, 5/15/11                                   5,250                5,683

Mail Well, Sr. Notes, 144A,
  9.625%, 3/15/12                                    7,500                7,575

Penton Media, Sr. Notes,
  144A, 11.875%, 10/1/07                             3,100                2,759

Primedia
  Sr. Notes
    8.50%, 2/1/06                                   10,085                8,169
    10.25%, 6/1/04                                   1,000                  860

Sun Media
  Sr. Sub. Notes
    9.50%, 2/15 - 5/15/07                  $        13,319      $        13,952

Transwestern, Series B, Sr. Disc. Notes,
  STEP, 0%, 11/15/08                                 6,700                6,700
                                                                         45,698


Restaurants  0.8%

AFC Enterprises, Sr. Sub. Notes,
  10.25%, 5/15/07                                    7,185                7,544

Foodmaker
  Sr.  Notes
    8.375%, 4/15/08                                  4,800                4,896
    Series B, 9.75%, 11/1/03                         4,800                4,872
                                                                         17,312


Retail  0.9%

Dillard Department Stores,
  Sr. Notes, 7.375%, 6/1/06                          3,040                2,951

Gap
  Sr. Notes, VR
    8.15%, 12/15/05                                  9,425                9,449
    8.80%, 12/15/08                                  5,275                5,407
                                                                         17,807


Satellites  1.1%

EchoStar Communications
  Sr. Notes
    9.375%, 2/1/09                                   9,950               10,099
  144A, 9.125%, 1/15/09                             11,200               11,256

Orbital Imaging, Series D, Sr. Notes,
  11.625%, 3/1/05                                    3,400                  374
                                                                         21,729


Service  2.6%

AP Holdings, Sr. Disc. Notes,
  STEP, 0%, 3/15/08                                  4,300                  258

Avis Group, Sr. Sub. Notes,
  11.00%, 5/1/09                                     8,000                8,880

Coinmach, Sr. Notes, 144A,
  9.00%, 2/1/10                                      9,400                9,753

Global Imaging Systems,
  Sr. Sub. Notes, 10.75%, 2/15/07                    9,625                9,721

Intertek Finance, Series B,
  Sr. Notes, 10.25%, 11/1/06                         4,425                4,646

Iron Mountain, Sr. Sub. Notes,
  8.625%, 4/1/13                                     2,395                2,467

Mastec, Sr. Sub. Notes, 7.75%, 2/1/08                2,550                2,295

ServiceMaster
  Sr. Notes
    7.10%, 3/1/18                                    2,850                2,785
    7.45%, 8/15/27                                   1,325                1,260

SITEL, Sr. Sub. Notes, 9.25%, 3/15/06                3,145                2,925

Synagro Technologies, Sr. Notes,
  144A, 9.50%, 4/1/09                      $         8,775      $         9,038
                                                                         54,028


Specialty Chemicals  4.6%

American Pacific, Sr. Notes, 9.25%, 3/1/05           6,240                6,334

Avecia Group, Sr. Notes, 11.00%, 7/1/09              8,405                8,489

Compass Minerals, Sr. Sub. Notes,
  144A, 10.00%, 8/15/11                              3,950                4,187

El Paso Energy Partners, Sr. Sub. Notes
  144A, 8.50%, 6/1/11                               11,025               11,080

Hercules, Sr. Notes, 11.125%, 11/15/07              16,595               18,752

Huntsman ICI Chemicals
  Sr. Sub. Notes
    10.125%, 7/1/09                                  6,400                5,920
    10.125%, 7/1/09 (EUR)                            6,600                5,394
  144A, 9.875%, 3/1/09                               5,145                5,273

Koppers, Sr. Sub. Notes, 9.875%, 12/1/07            13,960               14,274

Lyondell Chemical
  Sr. Notes
    9.50%, 12/15/08                                  3,700                3,571
  Series B, 9.875%, 5/1/07                           6,475                6,345

Messer Griesheim, 10.375%, 6/1/11 (EUR)              4,250                4,327
                                                                         93,946


Textiles and Apparel  0.6%

Dan River, Sr. Sub. Notes,
  10.125%, 12/15/03                                 12,765               11,361

Dyersburg, Series B, Sr. Sub. Notes,
  9.75%, 9/1/07                                     10,150                   13
                                                                         11,374


Transportation  2.5%

Greyhound Lines, Series B,
  Sr. Notes, 11.50%, 4/15/07                         4,800                4,416

Northwest Airlines, 9.875%, 3/15/07                  3,600                3,438

Petro Stopping, Sr. Notes, 10.50%, 2/1/07           16,300               15,648

TravelCenters of America, Sr. Sub. Notes
  12.75%, 5/1/09                                    14,000               15,400

US Airways, ETC, 8.93%, 4/15/08                      5,566                4,165

Westinghouse Air Brake, Series B2
  Sr. Notes, 9.375%, 6/15/05                         7,375                7,412
                                                                         50,479


Wireless Communications  4.3%

Airgate PCS, Sr. Sub. Notes,
  STEP, 0%, 10/1/09                                 16,700               10,605

Alamosa Delaware
  Sr. Notes
    12.50%, 2/1/11                                   7,600                6,232
    13.625%, 8/15/11                       $         6,500      $         5,460

Dobson Communications, Sr. Notes,
  10.875%, 7/1/10                                      725                  645

Horizon PCS, Sr. Notes
  STEP, 0%, 10/1/10                                  8,925                5,266
  144A, 13.75%, 6/15/11                              1,300                  344

IPCS, Sr. Disc. Notes,
  STEP, 0%, 7/15/10                                  7,700                3,850

Liberty Media/Sprint PCS, Sr. Conv. Notes
  4.00%, 11/15/29                                   11,375                6,134

McCaw International, Sr. Notes,
  13.00%, 4/15/07                                    4,800                  240

Microcell Telecommunications,
  Series B, Sr. Disc. Notes
  STEP, 14.00%, 6/1/06                               1,425                  200

Nextel Communications

  Sr. Conv. Notes, 5.25%, 1/15/10                    1,487                  795

  Sr. Disc. Notes, STEP, 0%, 9/15/07                 7,100                4,792

  Sr. Notes
    9.375%, 11/15/09                                19,750               12,936
    12.75%, 8/1/10                                   4,875                  244

Nextel Partners, Sr. Notes,
  144A, 12.50%, 11/15/09                             5,575                3,791

Orange, Sr. Notes, 9.00%, 6/1/09                     7,000                7,289

Rogers Cantel, Sr. Notes, 9.75%, 6/1/16              3,300                2,921

Rogers Wireless, 9.625%, 5/1/11                      2,475                2,153

Triton PCS
  Sr. Disc. Notes, STEP, 0%, 5/1/08                 10,850                9,114
  Sr. Sub. Notes, 8.75%, 11/15/11                    4,475                3,893

Ubquitel, Sr. Disc. Notes,
  STEP, 0%, 4/15/10                                  7,000                1,750
                                                                         88,654


Wireline Communications  0.5%

Alaska Communications Systems,
  Sr. Sub. Notes 9.375%, 5/15/09                     9,700                9,215

KMC Telecom
  Sr. Disc. Notes, STEP, 0%, 2/15/08                 9,650                  483
  Sr. Notes, 13.50%, 5/15/09                         2,000                  140

Worldcom, Sr. Notes, 7.50%, 5/15/11                  2,350                1,163
                                                                         11,001

Total Corporate Bonds
and Notes (Cost  $1,859,077)                                          1,800,368



EQUITY AND CONVERTIBLE SECURITIES  5.3 %

Automobiles and Related  0.3%

Ford Motor Company Capital Trust II,
  Pfd. Conv. Stock 6.50%, 1/15/32                       89                5,392

Hayes Wheels, Warrants, 7/1/03 *           $            18      $             0
                                                                          5,392


Broadcasting  1.6%

AOL Time Warner, Common Stock *                          2                   43

Cumulus Media, Series A, Exch.
  Pfd. Stock, PIK                                        9                9,691

Granite Broadcasting
  Common Stock *                                       200                  661
  Exch. Pfd. Stock, PIK *                               15                9,978

Sinclair Capital, Pfd. Stock                           114               12,095
                                                                         32,468


Building and Real Estate  0.2%

Washington, REIT, Common Stock *                       175                4,026
                                                                          4,026


Cable Operators  1.6%

Classic Communications,
  Common Stock, 144A *@                                  9                    0

CSC Holdings
  Pfd. Stock, PIK                                      292               26,237
  Series H, Pfd. Stock, PIK                             46                4,254

Mediaone Group, Pfd. Conv. Stock                       150                2,408

Peachtree Cable Associates,
  Common Stock * +                                      10                    0

UIH Australia Pacific, Warrants, 5/15/06 *               5                    0
                                                                         32,899


Consumer Products  0.0%

Hedstrom Holdings
  Common Stock, 144A *                                 246                    0
  Warrants, 8/1/06 *@                                   11                    0

Jostens, Warrants, 5/1/10 *                              5                   51

Mattress Discounters, Warrants, 7/15/07 *                4                    4
                                                                             55


Electric Utilities  0.6%

TNP Enterprises
  Pfd. Stock, Series D, PIK *                           11               11,221
  Warrants, 144A, 4/1/11 *                               6                  189
                                                                         11,410


Electronic Components  0.0%

ASAT Finance, Warrants, 144A, 11/1/06 *                  2                   29
                                                                             29


Gaming  0.0%

Capital Gaming International,
  Class A, Common Stock *@                               0                    0

Mikohn Gaming, Warrants, 8/15/08, 144A *   $             8      $            16
                                                                             16


Internet Service Providers  0.0%

Cybernet Internet Services,
  Warrants, 7/1/09 *                                     3                    0

Splitrock Services, Warrants, 7/15/08 *                  2                   13
                                                                             13


Long Distance  0.0%

Global Crossing, Exch. Pfd. Stock, PIK *                76                   38

RSL Communications, Warrants,
  11/15/06, 144A *                                       3                    0
                                                                             38


Metals and Mining  0.0%

International Utility Structures,
  Warrants, 2/1/03 *                                     1                    0

Joy Global, Common Stock *                              72                1,088
                                                                          1,088


Retail  0.0%

Lamonts Apparel
  Class A, Common Stock *                                3                    0
  Warrants, 1/31/08 *@                                   1                    0

Safelite Glass
  Class B, Common Stock *@                              43                    0
  Class A, Warrants, 9/29/06 *@                        106                    0
  Class B, Warrants, 9/29/07 *@                         71                    0

Safelite Realty, Common Stock *@                         3                    0
                                                                              0


Satellites  0.0%

Pegasus Satellite, Pfd. Stock,
  Series B, PIK *                                        8                1,145
                                                                          1,145


Speciality Chemicals 0.2%

Avecia Group, Pfd. Stock, PIK *                        200                4,989
                                                                          4,989


Supermarkets  0.0%

Pathmark Stores
  Common Stock *                                        23                  525
  Warrants, 9/19/10 *                                   36                  251
                                                                            776


Textiles and Apparel  0.4%

Anvil, Exch. Pfd. Stock,
  Series B, PIK *                                      421                7,370
                                                                          7,370


Transportation  0.0%

TravelCenters of America,
  Warrants, 5/1/09 *                       $            44      $           442
                                                                            442


Wireless Communications  0.4%

Dobson Communications, Pfd. Stock *                      8                5,771

Horizon PCS, Warrants, 10/1/10 *                         9                   11

IPCS, Warrants, 7/15/10 *                                9                    9

Leap Wireless, Warrants, 4/15/10 *                       3                   42

Microcell Telecommunications,
  Common Stock *                                        44                    6

Rural Cellular, Exch. Pfd. Stock,
  Series B, PIK *                                        5                1,645

Ubiquitel, Warrants, 4/15/10 *                          19                  188
                                                                          7,672


Wireline Communications  0.0%

Adelphia Business Solutions,
  Class A, Common Stock                                 60                    1

Allegiance Telecom, Warrants, 2/3/08 *                   8                   20

AT&T, Common Stock                                       0                    3

E. Spire Communications, Pfd. Stock, PIK *              83                    0

KMC Telecom, Warrants, 4/15/08, 144A *                   5                    0

Rhythms Netconnections, Pfd.
  Conv. Stock, 144A *                                   30                    0

XO Communications, Exch. Pfd. Stock *                  277                    3
                                                                             27

Total Equity and Convertible
Securities (Cost  $158,222)                                             109,855



OPTIONS PURCHASED  0.1%

Vodafone, 1,500 Contracts (for 100 shares each),
  Put, 1/18/03 @ $25.00 *                              150                1,538

Total Options Purchased (Cost  $804)                                      1,538



OPTIONS WRITTEN  0.0%

Vodafone, 1,500 Contracts (for 100 shares each),
  Call, 1/18/03 @ $25.00 *                            (150)                 (30)

Total Options Written (Cost  $(644))                                        (30)



MONEY MARKET FUNDS  5.0%

T. Rowe Price Reserve
Investment Fund, 1.98% #                           101,695              101,695

Total Money Market Funds (Cost  $101,695)                               101,695


Total Investments in Securities

98.5% of Net Assets (Cost  $2,119,154)                          $     2,013,426


Other Assets Less Liabilities                                            31,131


NET ASSETS                                                      $     2,044,557
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income (loss)                                        $         1,456

Undistributed net
realized gain (loss)                                                   (410,105)

Net unrealized gain (loss)                                             (105,694)

Paid-in-capital
applicable to
308,880,760 shares
of $0.01 par value
capital stock
outstanding;
1,000,000,000
shares authorized                                                     2,558,900

NET ASSETS                                                      $     2,044,557
                                                                ---------------

NET ASSET VALUE PER SHARE

High Yield shares
($1,810,754,932 / 273,526,852
  shares outstanding)                                           $          6.62
                                                                ---------------

High Yield Advisor Class shares
($233,802,265 / 35,353,908
  shares outstanding)                                           $          6.61
                                                                ---------------



    # Seven-day yield

    * Non-income producing

    + Security contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules - total of such securities at period-end amounts to $0 and represents 0% of net assets

    @ Security valued by the Fund's Board of Directors

 144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total of such securities at period-end amounts to $347,191 and represents 17.0% of net assets

  CAD Canadian dollar

  ETC Equipment Trust Certificate

  EUR Euro

LYONs Liquid Yield Option Notes

 MTN  Medium-Term Note

 PIK  Payment-in-Kind

REIT  Real Estate Investment Trust

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)


The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                                 Year
                                                                Ended
                                                              5/31/02

Investment Income (Loss)

Income

  Interest                                                 $  157,653

  Dividend                                                     13,062

  Total income                                                170,715


Expenses

  Investment management                                        10,173

  Shareholder servicing

    High Yield shares                                           2,934
    High Yield-Advisor Class shares                                 8

  Custody and accounting                                          228

  Distribution-High Yield-Advisor Class shares                    133

  Registration                                                    105


  Prospectus and shareholder reports

    High Yield shares                                              89
    High Yield-Advisor Class shares                                14

  Proxy and annual meeting                                         36

  Directors                                                        23

  Legal and audit                                                  19

  Miscellaneous                                                    12

  Total expenses                                               13,774

  Expenses paid indirectly                                        (68)

  Net expenses                                                 13,706

Net investment income (loss)                                  157,009


Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                 (139,169)

  Foreign currency transactions                                  (130)

  Net realized gain (loss)                                   (139,299)


Change in net unrealized gain (loss)

  Securities                                                   38,391

  Written options                                                 615

  Other assets and liabilities
  denominated in foreign currencies                                82

  Change in net unrealized gain (loss)                         39,088

Net realized and unrealized gain (loss)                      (100,211)


INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $   56,798
                                                           ----------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands


                                                      Year
                                                     Ended
                                                   5/31/02              5/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $       157,009      $       155,031

  Net realized
  gain (loss)                                     (139,299)             (94,162)

  Change in net
  unrealized
  gain or loss                                      39,088               (1,249)

  Increase (decrease)
  in net assets
  from operations                                  56,7985                9,620


Distributions to shareholders

  Net investment income

  High Yield shares                               (151,088)            (155,550)

  High Yield-Advisor Class shares                   (4,788)                 (98)

  Decrease in
  net assets
  from distributions                              (155,876)            (155,648)


Capital share transactions *

  Shares sold

  High Yield shares                                507,270              334,711
  High Yield-Advisor Class shares                  248,189                4,485


  Distributions reinvested

  High Yield shares                                126,954              128,748
  High Yield-Advisor Class shares                    4,691                   53


Shares redeemed
  High Yield shares                               (265,160)            (353,500)
  High Yield-Advisor Class shares                  (19,653)              (1,407)


Redemption fees received
  High Yield shares                                    170                  267

Increase (decrease)
in net assets from
capital share
transactions                                       602,461              113,357


Net Assets

Increase (decrease)
during period                                      503,383               17,329

Beginning of period                              1,541,174            1,523,845

End of period                              $     2,044,557      $     1,541,174
                                           -------------------------------------


*Share information

Shares sold

  High Yield shares                                 75,764               46,247
  High Yield-Advisor Class shares                   37,160                  625


Distributions reinvested

  High Yield shares                                 19,008               17,793
  High Yield-Advisor Class shares                      707                    8


Shares redeemed

  High Yield shares                                (39,628)             (48,867)
  High Yield-Advisor Class shares                   (2,948)                (199)

Increase (decrease)
in shares outstanding                               90,063               15,607


The accompanying notes are an integral part of these financial statements.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------
                                                                    May 31, 2002



Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has two classes of shares: High Yield, offered since December 31, 1984, and High Yield-Advisor Class, was first offered on March 31, 2000. High Yield-Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options, are valued at the mean of the closing bid and ask prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to June 1, 2001, the fund recognized premiums on high-yield securities, other than PIK and STEP bonds, and all market discounts at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $68,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended May 31, 2002, the effect of this change was to increase net investment income by $3,414,000 ($0.013 per share), decrease net realized gain/loss on securities by $1,315,000 ($0.005 per share), and decrease net unrealized gain/loss on securities by $2,099,000 ($0.008 per share). This change had no effect on the fund's net assets or total return.

     Class Accounting High Yield-Advisor Class shares pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class's settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class's shares outstanding. Income distributions are declared by each class on a daily basis and paid monthly.

     Redemption Fees The fund assesses a 1.0% fee on redemptions of fund shares held less than 1 year. Such fees are retained by the fund and have the primary effect of increasing paid-in capital.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At May 31, 2002, approximately 89% of the fund's net assets were invested in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value. Transactions in options written and related premiums received during the year ended May 31, 2002, were as follows:


     ---------------------------------------------------------------------------
                                               Number of
                                               Contracts               Premiums

    Outstanding at beginning of period                --        $            --

    Written                                          1,500              644,000

    Outstanding at end of period                     1,500      $       644,000
                                                     ---------------------------


     Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,705,858,000 and $1,091,402,000, respectively, for the year ended May 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended May 31, 2002, totaled $155,876,000 and were characterized as ordinary income for tax purposes. At May 31, 2002, the tax-basis components of net assets were as follows:



     ---------------------------------------------------------------------------
     Unrealized appreciation                                   $85,120,000

     Unrealized depreciation                                  (256,279,000)

     Net unrealized
     appreciation (depreciation)                              (171,159,000)

     Undistributed ordinary income                               7,614,000

     Capital loss carryforwards                               (350,798,000)

     Distributable earnings                                   (514,343,000)

     Paid-in capital                                         2,558,900,000

     Net assets                                             $2,044,557,000
                                                            --------------


     Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. For the year ended May 31, 2002, $65,752,000 of realized losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until next year.

     As of May 31, 2002, the fund had $40,450,000 of capital loss carryforwards that expire in 2003, $47,671,000 that expire in 2004, and $262,677,000 that expire thereafter through 2010.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended May 31, 2002, the fund recorded the following permanent reclassifications, which relate primarily to expiring capital loss carryforwards and the character of market discount at time of sale. Results of operations and net assets were not affected by these reclassifications.



--------------------------------------------------------------------------------
     Undistributed net investment income                      $  110,000

     Undistributed net realized gain                           6,461,000

     Paid-in capital                                          (6,571,000)


     At May 31, 2002, the cost of investments for federal income tax purposes was $2,184,618,000.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $1,054,000 was payable at May 31, 2002. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At May 31, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through May 31, 2002, which would cause the High Yield Advisor Class's ratio of total expenses to average net assets to exceed 1.05%. Thereafter, through May 31, 2003, the High Yield Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.05%.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these related party agreements totaled approximately $1,191,000 for the year ended May 31, 2002, of which $109,000 was payable at period-end.

     Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year ended May 31, 2002, the fund was allocated $1,339,000 of Spectrum expenses, $116,000 of which was payable at period-end. At May 31, 2002, approximately 28.4% of the outstanding shares of the fund were held by Spectrum.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 2002, totaled $2,979,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of T. Rowe Price High Yield Fund,
Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price High Yield Fund, Inc. ("the Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2002



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Tax Information (Unaudited) for the Tax Year Ended 5/31/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For corporate shareholders, $13,062,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


About the Fund's Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1984                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1984                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors


Name
(Date of Birth)
Year Elected**
[Number of
T. Rowe Price
Portfolios
Overseen]                       Principal Occupation(s) During Past 5 Years and
                                Other Directorships of Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Managing Director, T. Rowe Price
(5/26/48)                       and T. Rowe Price Group, Inc.; Chairman of the
1997                            Board, High Yield Fund
[37]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1984                            Managing Director, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                High Yield Fund
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Managing Director,
1997                            T. Rowe Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Managing Director,
                                T. Rowe Price; Chairman and Director, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe
                                Price International, Inc.
--------------------------------------------------------------------------------
**Each inside director serves until the election of a successor.



T. Rowe Price High Yield Fund
--------------------------------------------------------------------------------


Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Andrew M. Brooks (2/16/56)              Vice President, T. Rowe Price and
Vice President, High Yield Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, High Yield Fund              Price Group, Inc., and T. Rowe Price
                                        Investment Services, Inc.
--------------------------------------------------------------------------------
Robert N. Gensler (10/18/57)            Vice President, T. Rowe Price and
Vice President, High Yield Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Managing Director, T. Rowe Price;
Vice President, High Yield Fund         Director and Managing Director, T. Rowe
                                        Price Group, Inc.; Vice President,
                                        T. Rowe Price International, Inc., and
                                        T. Rowe Price Retirement Plan Services,
                                        Inc.; Vice President and Director,
                                        T. Rowe Price Investment Services, Inc.,
                                        T. Rowe Price Services, Inc., and
                                        T. Rowe Price Trust Company
--------------------------------------------------------------------------------
Paul A. Karpers (11/14/67)
Vice President, High Yield Fund         Vice President, T. Rowe Price and
                                        T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Nathaniel S. Levy (7/13/62)             Vice President, T. Rowe Price and
Vice President, High Yield Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, High Yield Fund              and T. Rowe Price Investment Services,
                                        Inc.
--------------------------------------------------------------------------------
Kevin P. Loome (10/19/67)               Vice President, T. Rowe Price, T. Rowe
Vice President, High Yield Fund         Price Group, Inc., and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------
Michael J. McGonigle (10/14/66)         Vice President, T. Rowe Price and
Vice President, High Yield Fund         T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, High Yield Fund             Price Group, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
Walter P. Stuart (3/27/60)
Vice President, High Yield Fund         Assistant Vice President, T. Rowe Price
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Thomas E. Tewksbury (8/1/61)            Vice President, T. Rowe Price and
Vice President, High Yield Fund         T. Rowe Price Group, Inc.
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Mark J. Vaselkiv (7/22/58)              Managing Director, T. Rowe Price and
President, High Yield Fund              T. Rowe Price Group, Inc.
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Thea N. Williams (12/20/61)             Vice President, T. Rowe Price and
Vice President, High Yield Fund         T. Rowe Price Group, Inc.
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Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe
Price International for at least five years.



T. Rowe Price Investment Services and Information
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Investment Services and Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

     Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

     Automatic Investing. From your bank account or paycheck.

     Automatic Withdrawal. Scheduled, automatic redemptions.

     IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

     Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

     Consolidated Statement. Overview of all of your accounts.

     Shareholder Reports. Manager reviews of their strategies and results.

     T. Rowe Price Report. Quarterly investment newsletter.

     Performance Update. Quarterly review of all T. Rowe Price fund results.

     Insights. Educational reports on investment strategies and markets.

     Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.


* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
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T. Rowe Price Retirement Services


     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


     PLANNING TOOLS AND SERVICES

     T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

     IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

     Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

     Individual Retirement Accounts (IRAs)

     No-Load Variable Annuities

     Small Business Retirement Plans


* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
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www.troweprice.com


     ACCOUNT INFORMATION

     Account Access allows you to access, in a secure environment, all of your
     T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

     AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure
     T. Rowe Price Account Access site.


     FINANCIAL TOOLS AND CALCULATORS

     College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

     Morningstar(registered trademark) Portfolio Tracker(service mark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

     Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

     Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


     INVESTMENT TRACKING AND INFORMATION

     My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

     Morningstar(registered trademark) Portfolio Watchlist(service mark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

     Morningstar(registered trademark) Portfolio X-Ray(service mark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning


     College Planning

     With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

     We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

     Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

     College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

     College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
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Advisory Services

     If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

     The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

     Morningstar(registered trademark) Clear Future(service mark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.


* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
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STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*



BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced



BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal
Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond



MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money



INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International


Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price(registered trademark)
INVEST WITH CONFIDENCE

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

F57-050  5/31/02